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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                          FORM 8-K

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report(Date of earliest event reported) February 12, 1999
                                                -----------------

                 AK STEEL HOLDING CORPORATION
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   (Exact name of registrant as specified in its charter)


    DELAWARE             File No. 1-13696         31-1401455
---------------      -----------------------    -------------
(State or other      (Commission file number)   (IRS employer
jurisdiction of                                 identification
incorporation)                                  number)


  703 Curtis Street, Middletown, Ohio           45043
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(Address of principal executive offices)      (Zip code)


Registrant's telephone number, including area code: (513) 425-5000
                                                     -------------


                         Not Applicable
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 (Former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------
          Filed herewith is a copy of a Press Release, dated February 8, 1999, issued by AK Steel Holding Corporation (the "Company")to announce that it has priced its new $450 million issue of ten-year senior notes. The notes, which have a coupon of 7.875%, are being offered at 99.623%. Proceeds from the sale of the notes will be used to refinance the $325 million outstanding amount of the Company's 10-3/4% Senior Notes Due 2004, which become callable on April 1, 1999, and for general corporate purposes.


Item 7.   Exhibit.
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          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated February 8, 1999




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                        Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    AK STEEL HOLDING CORPORATION



                    /s/ John G. Hritz
                        --------------------------------------
                        Executive Vice President,
                        General Counsel and Secretary


Dated:  February 12, 1999


                                3


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              AK STEEL HOLDING CORPORATION


                     FORM 8-K
                   CURRENT REPORT

                   Exhibit Index
                   -------------


Exhibit No. Description                             Page
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    1       Press Release, dated February 12, 1999   5


                                4